SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   June 4, 2003



                          THE L.S. STARRETT COMPANY
             (Exact name of registrant as specified in its charter)


          Massachusetts                 1-367              04-1866480
  (State or Other Jurisdiction       (Commission         (IRS Employer
        of Incorporation)            File Number)      Identification No.)



                  121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331
                (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:   978-249-3551




          (Former name or former address, if changed since last report)

















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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits
      99.1 Press release dated June 4, 2003 announcing quarterly dividend on the Company's common stock.



Item 5.  Other Events and Required FD Disclosure

On June 4, 2003, the L.S. Starrett Company (the "Company") issued a press release announcing its quarterly dividend on the Company's common stock, payable June 27, 2003 to stockholders of record June 16, 2003. A copy of the press release is attached hereto as Exhibit 99.1.




                                 EXHIBIT INDEX

Exhibit No.                              Description

  99.1 Press release dated June 4, 2003 announcing quarterly dividend on the Company's common stock.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE L.S. STARRETT COMPANY


Date:  June 5, 2003                          By: s/ ROGER U. WELLINGTON, JR.
                                             Name: Roger U. Wellington, Jr.
                                             Title: Vice President, Treasurer
                                                  and Chief Financial Officer









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